2000 LABRADOR MUTUAL FUND ANNUAL REPORT
                              www.labradorfund.com

Dear Fellow Shareholders,

I would like to thank the Shareholders of the Labrador Mutual Fund for their participation in 2000. There is less good news this year than in previous years. I am pleased to report that the Fund has retained every Shareholder since inception. I thank you for staying with the Labrador Mutual Fund. Having very satisfied customers that maintain their participation in the Fund, regardless of market conditions, is something that pleases me as President of the Fund. It tells me that you think we are doing a good job. Speaking for everyone here at the Fund, we hope to provide you with above-average returns for a fund in the growth-and-income category in fiscal year 2001. Unfortunately the market was not good in 2000. Our total return since inception through December 31, 2000 was 7.50% compared to 26.62% for the S&P 500. For 2000 we returned -25.24% compared to -10.14% for the S&P 500.

Future Opportunities

It is my opinion that the finest socially responsible companies will produce high-quality goods and render services that are necessary no matter what changes occur in the economic, social, or political environment. I believe that excellent companies exist and will continue to prosper because of their internal strengths with every type of change that is a threat or opportunity in the marketplace.

Constant desire to outperform the market.

The shares of Labrador Mutual Fund are owned by our friends, our family members, and of course, the Fund Management. Therefore, we must outperform our growth-and-income mutual fund peers. If we do, we will make more money for you, our dear Shareholder. This is a journey we are taking together. Shareholders and Management all own a stake in the success of Labrador Mutual Fund.

How does Fund Management discover companies to buy for the portfolio?

First we apply the screens described in our Prospectus. Then hard work, determination and the desire to make our Shareholders a lot of money focuses our attention. That is the only encouragement we need to locate the best investment possibilities. We look at prior financial performance such as previous revenues, future earnings prospects, and the financial stability of the company as rated by their lenders.

How can Shareholders help Management increase the likelihood of the Shareholder making more money through future investment in the Labrador Mutual Fund?

Labrador Mutual Fund operates most efficiently when a steady stream of money comes into the Fund and stays put. This constant (monthly) Shareholder investment allows the Portfolio Manager to take advantage of perceived "price inefficiencies" in security valuations in little steps every day. Because we hold our portfolio turnover very low, we are dependent upon new money everyday to shop for bargains in the marketplace. Management believes the money-management technique commonly termed "dollar-cost-averaging" to be very effective.

In an effort to help the Shareholders stay informed about the companies in which Labrador Mutual Fund invests the Shareholder's money, the Portfolio Manager has listed each company along with a brief description of its relevant business practices on the Web site in the "Portfolio" section. We invite you to read about these companies so you can see what Management believes makes the composition and diversification of the Fund so special. The Labrador Mutual Fund Web site can be found at www.labradorfund.com. We invite your feedback regarding the Fund.

Thank you for your investment,
Peter Schuh
President of Labrador Mutual Fund
pschuh@labradorfund.com
February 28, 2001

Labrador Mutual Fund
Schedule of Investments - December 31, 2000

                                                                                               Market
COMMON STOCKS - 92.22%                                                Shares                    Value

Biological products (No Diagnostic Substances) - 4.97%
Medimmune, Inc. (a)                                                    1,200                        $ 57,225
                                                                                            -----------------
Computer & Office Equipment - 9.00%
Hewlett-Packard Co. (a)                                                1,400                          44,187
International Business Machines Corp.                                    700                          59,500
                                                                                            -----------------
                                                                                                     103,687
                                                                                            -----------------
Computer Communications Equipment - 12.54%
Juniper Networks, Inc. (a)                                               600                          75,637
Cisco Systems, Inc. (a)                                                1,800                          68,850
                                                                                            -----------------
                                                                                                     144,487
                                                                                            -----------------
Computer Storage Devices - 4.62%
EMC Corp.                                                                800                          53,200
                                                                                            -----------------
Electronic & Other Electrical Equipment - 5.41%
General Electric Co.                                                   1,300                          62,319
                                                                                            -----------------
Electronic Computers - 6.77%
Sun Microsystems , Inc. (a)                                            2,800                          78,050
                                                                                            -----------------
Electromedical & Electrotherapeutic Apparatus - 8.38%
Medtronic, Inc.                                                        1,600                          96,600
                                                                                            -----------------
Fire, Marine & Casualty Insurance - 7.27%
American International Group, Inc.                                       850                          83,778
                                                                                            -----------------
Instruments for Measuring & Testing of Electricity
 & Electric Signals - 1.81%
Agilent Technologies, Inc. (a)                                           381                          20,860
                                                                                            -----------------
Pharmaceutical Preparations - 1.30%
Noven Pharmaceuticals, Inc. (a)                                          400                          14,950
                                                                                            -----------------
Retail -Drug  Stores &  Proprietary Stores - 3.99%
Walgreen Co.                                                           1,100                          45,994
                                                                                            -----------------
Semiconductor & Related Devices - 12.90%
Intel Corp.                                                            1,600                          48,100
NVIDIA Corp. (a)                                                       1,100                          36,042
Xilinx, Inc. (a)                                                       1,400                          64,575
                                                                                            -----------------
                                                                                                     148,717
                                                                                            -----------------
Services - Computer processing & Data Preparation - 6.59%
Automatic Data Processing, Inc.                                        1,200                          75,975
                                                                                            -----------------
Services - Prepackaged Software - 3.69%
Macromedia, Inc. (a)                                                     700                          42,525
                                                                                            -----------------
Labrador Mutual Fund
Schedule of Investments - December 31, 2000

                                                                                                    Market
COMMON STOCKS - continued                                             Shares                         Value

Special Industry Machinery - 2.98%
Applied Materials, Inc.                                                  900                        $ 34,369
                                                                                            -----------------
TOTAL COMMON STOCKS
   (Cost $950,243)                                                                                 1,062,736
                                                                                            -----------------
                                                                   Principal
                                                                    Amount                           Value
Money Market Securities - 7.51%
Firstar Treasury Fund, 5.20% (b) (Cost $86,634)                       86,634                        $ 86,634
                                                                                            -----------------
TOTAL INVESTMENTS - 99.73%
   (Cost $1,036,877)                                                                               1,149,370
                                                                                            -----------------
Other assets less liabilities - 0.27%                                                                  3,067
                                                                                            -----------------
TOTAL NET ASSETS - 100.00%                                                                       $ 1,152,437
                                                                                            =================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at December 31, 2000.

Labrador Mutual Fund                                                                 December 31, 2000
Statement of Assets & Liabilities

Assets
Investment in securities (cost $1,036,877)                                                 $ 1,149,370
Dividend receivable                                                                                443
Interest receivable                                                                                285
Due from investment advisor                                                                        156
Receivable for investments sold                                                                 24,513
                                                                                     ------------------
  Total Assets                                                                               1,174,767
                                                                                     ------------------
Liabilities
Accrued investment advisory fee payable                                                       1,431.00
Accrued 12b-1 fees                                                                                 791
Accrued administration fee                                                                       3,376
Accrued auditing fees                                                                              636
Accrued custodian fees                                                                           1,064
Accrued fund accounting fees                                                                     3,000
Accrued insurance                                                                                2,299
Accrued service fees                                                                             1,593
Accrued trustee fees                                                                             1,000
Accrued legal fees                                                                               1,051
Accrued report printing fees                                                                       484
Accrued postage fees                                                                               328
Accrued pricing fees                                                                               384
Accrued transfer agent fee                                                                       2,500
Accrued miscellaneous                                                                            2,393
                                                                                     ------------------
   Total liabilities                                                                            22,330
                                                                                     ------------------

 Net Assets                                                                                $ 1,152,437
                                                                                     ==================

Net Assets consist of:
Paid-in capital                                                                            $ 1,032,235
Accumulated undistributed net investment loss                                                  (53,589)
Accumulated undistributed net realized loss on investments                                      61,298
Net unrealized appreciation on investments                                                     112,493
                                                                                     ------------------
Net Assets                                                                                 $ 1,152,437
                                                                                     ==================
Net Asset Value

Shares of capital stock outstanding (no par value,
unlimited shares authorized)                                                                   107,177
                                                                                     ==================
Net Asset Value,
Offering price and redemption price per share ($1,152,437 / 107,177 )                          $ 10.75
                                                                                     ==================
Labrador Mutual Fund
Statement of Operations for the year ended December 31, 2000

Investment Income
Dividend income                                                                                $ 6,077
Interest income                                                                                  2,959
                                                                                        ---------------
Total Income                                                                                     9,036
                                                                                        ---------------
Expenses
Investment advisory fee                                                                         23,127
12b-1 Fees                                                                                       3,867
Administration expense                                                                           4,213
Auditing expense                                                                                   636
Custodian expense                                                                                4,813
Fund accouting expense                                                                          18,051
Legal expense                                                                                      501
Trustee expense                                                                                  1,000
Postage expense                                                                                    609
Pricing expense                                                                                  2,422
Report printing expense                                                                          3,081
Transfer agent expense                                                                          15,039
Sevicing expense                                                                                 3,060
Miscellaneous expense                                                                            5,454
                                                                                        ---------------
Total expenses before reimbursement                                                             85,873
Reimbursed expenses                                                                            (48,776)
                                                                                        ---------------
Total operating expenses                                                                        37,097
                                                                                        ---------------
Net Investment Loss                                                                            (28,061)
                                                                                        ---------------
Realized & Unrealized Gain (Loss)
Net realized gain on investment securities                                                      94,340
Change in net unrealized appreciation on investment securities                                (443,879)
                                                                                        ---------------
Net realized and unrealized  loss on investment securities                                    (349,539)
                                                                                        ---------------
Net decrease in net assets resulting from operations                                        $ (377,600)
                                                                                        ===============

Labrador Mutual Fund
Statement of Changes in Net Assets

                                                                            Year               Year
                                                                           ended               ended
                                                                        December 31,        December 31,
                                                                            2000               1999
                                                                      -----------------   ----------------
Increase (Decrease) in Net Assets
Operations
   Net investment loss                                                       $ (28,061)         $ (23,088)
   Net realized gain (loss) on investment securities                            94,340            (33,042)
   Change in net unrealized appreciation (depreciation)                       (443,879)           364,115
                                                                      -----------------   ----------------
   Net increase (decrease) in net assets resulting from operations            (377,600)           307,985
Share Transactions
   Net proceeds from sale of shares                                             56,217             40,114
   Shares redeemed                                                            (153,000)           (68,500)
                                                                      -----------------   ----------------
Net decrease in net assets resulting
   from share transactions                                                     (96,783)           (28,386)
                                                                      -----------------   ----------------
   Total increase (decrease) in net assets                                    (474,383)           279,599

Net Assets
   Beginning of year                                                         1,626,820          1,347,221
                                                                      -----------------   ----------------
   End of year                                                             $ 1,152,437        $ 1,626,820
                                                                      =================   ================
Other Information
Share transactions:
  Sold                                                                           4,377              3,313
  Repurchased                                                                  (10,302)            (5,237)
                                                                      -----------------   ----------------
Net decrease in shares outstanding                                              (5,925)            (1,924)
                                                                      =================   ================

Labrador Mutual Fund
Financial Highlights

                                                             Year               Year               Period
                                                            ended               ended              ended
                                                         December 31,       December 31,        December 31,
                                                             2000               1999               1998 (a)
                                                        ---------------    ----------------    ---------------
Selected Per Share Data
Net asset value, beginning of period                           $ 14.38             $ 11.71            $ 10.00
                                                        ---------------    ----------------    ---------------
Income from investment operations:
   Net investment (loss)                                         (0.26)              (0.20)             (0.02)
   Net realized and unrealized gain (loss)
      on investments                                             (3.37)               2.87               1.73
                                                        ---------------    ----------------    ---------------
Total from investment operations                                 (3.63)               2.67               1.71
                                                        ---------------    ----------------    ---------------

Net asset value, end of period                                 $ 10.75             $ 14.38            $ 11.71
                                                        ===============    ================    ===============

Total Return (b)                                                (25.24)%            29.70%             17.10%

Ratios and Supplemental Data
Net assets, end of period (000's)                                $1,152              $1,627             $1,347
Ratio of expenses to average net assets                           2.40%               2.40%              2.40% (c)
Ratio of expenses to average net assets
   before reimbursement                                           5.56%               5.33%              5.78% (c)
Ratio of net investment loss to
   average net assets                                            (1.82)%             (1.59)%            (0.81)(c)
Ratio of net investment loss to
   average net assets before reimbursement                       (4.97)%             (4.55)%            (4.80)(c)
Portfolio turnover rate                                          17.66%               9.56%              0.00% (c)


(a) For the period September 24, 1998 (commencement of operations) to December 31, 1998.
(b)  For periods of less than a full year, total returns are not annualized.
(c) Annualized
See accompanying notes which are an integral part of the financial statements.

LABRADOR MUTUAL FUND
NOTES TO FINANCIAL STATEMENTS - December 31, 2000

Note 1 - General

The Labrador Mutual Fund, (the "Trust") which has a similarly named portfolio called the Labrador Mutual Fund ("the Fund") is a mutual fund that invests principally in securities of companies which, in the opinion of the Fund's management, conduct their business in a socially responsible manner. Capital growth and current income are the primary and secondary investment objectives. Investment advisory and management services are provided to the Fund by Labrador Investment Advisers, Inc., (the "Manager").

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

         A) Security Valuations

Shares of the Fund are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's board of trustees. The Fund's net asset value per share is determined by dividing the sum of the market value of all securities and all other assets of the Fund, less liabilities of the Fund, by the total number of the Fund's shares outstanding.

         B) Securities Transactions and Investment Income

Securities transactions are recorded on a trade basis. The cost of securities sold is determined using the first-in-first-out method. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

         C) Dividends and Distributions to Shareholders

The Fund ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Dividends are automatically reinvested in additional Fund shares at net asset value, unless the shareholder has elected to receive payment in cash. All expenses are accrued daily and deducted before declaration of dividends to investors. However, to the extent that net realized gains of the Fund could be reduced by any capital loss carry-overs, such gains will not be distributed.

         D) Federal Income Taxes

The Fund has elected to be treated as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code so long as such qualification is in the best interest of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for a 4.0% Federal excise tax on undistributed income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Fund intends to utilize provisions of the federal income tax laws which allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. Net realized gains or losses may differ for financial and tax reporting purposes for the Fund primarily as a result of losses from wash sales which are not recognized for tax purposes until the corresponding shares are sold.

LABRADOR MUTUAL FUND
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 - continued

         E) Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 - Agreements and Other Transactions with Affiliates

Under a plan adopted by the Fund's board of trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund pays Unified Financial Services, Inc. a shareholder servicing and distribution fee at the annual rate of 0.25% of the average daily net assets of the Fund. Such fee will be used in its entirety by Unified Financial Services, Inc. to make payments for administration, shareholder services and distribution assistance, including, but not limited to:
(i) compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations"), for providing distribution assistance with respect to assets invested in the Fund, (ii) compensation to Service Organization for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (iii) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials to prospective investors. The fees paid to Unified Financial Services, Inc. under the Plan are payable without regard to actual expenses incurred. The Fund understands that third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Unified Financial Services, Inc. under the Plan.

The board of trustees provides broad supervision over the affairs of the Fund. Pursuant to a Management Agreement between the Fund and the Manager and subject to the authority of the board of trustees, the Manager manages the Fund's investments and is responsible for the overall management of the business affairs of the Fund. The Manager continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund. The Fund is authorized to pay the Manager a monthly fee equal to an annual average rate of 1.50% of its average daily net assets, minus the amount by which the Fund's total expenses (excluding brokerage, taxes, interest and extraordinary expenses) exceeds 2.40%. The Manager has undertaken, until such time as it gives investors 60 days notice to the contrary, to waive it's investment advisory fee to the extent Total Fund Operating Expenses (excluding brokerage, taxes, interest and extraordinary expenses) exceed 2.40%. At December 31, 2000 the Manager owed the Fund $156 in net reimbursement.

Note 4 - Investment Transactions

For the year ended December 31, 2000, purchases and sales of investment securities, excluding short-term investments, were $785,757 and $979,731, respectively.

Note 5 - Unrealized Appreciation (Depreciation)

At  December  31,  2000,  the  composition  of  gross  unrealized   appreciation
(depreciation) of investment securities is as follows:
                              Appreciation     Depreciation    Net Appreciation
The Labrador Mutual Fund        $274,588         ($162,095)         $112,493

Note 6 - Shares of Beneficial Interest

The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. As of December 31, 2000, USAA Investment Management Co., beneficially owned in aggregate more than 92% of the Fund.

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and Board of Trustees of
Labrador Mutual Fund:

I have audited the statement of assets and liabilities of Labrador Mutual Fund (the Fund), including the Fund's schedule of investments, as of December 31, 2000 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended December 31, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. My responsibility is to express and opinion on these financial statements and financial highlights based on the audit.

The audits were conducted in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. These procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for the opinion.

In my opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Labrador Mutual Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2000, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Marie Jones CPA

Saratoga, California
March 1, 2001